GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Large Cap Value Fund (the “Fund”)

Supplement dated December 1, 2011 to the
Prospectuses dated April 29, 2011 (the “Prospectuses”)

Effective December 29, 2011, due to changes in sector research coverage assignments, Dolores Bamford will no longer serve as a portfolio manager for the Goldman Sachs Large Cap Value Fund.

Effective immediately, the “Goldman Sachs Large Cap Value Fund—Summary—Portfolio Management—Portfolio Managers” section of the Prospectuses is replaced in its entirety with the following:

Portfolio Managers: Andrew Braun, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Sean Gallagher, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Dolores Bamford, CFA, Managing Director, has managed the Fund since 2002 (and will manage the Fund through December 28, 2011); John Arege, CFA, Managing Director, has managed the Fund since 2010; and Charles “Brook” Dane, CFA, Vice President, has managed the Fund since 2010.

Additionally, effective December 29, 2011, Ms. Bamford is removed from the chart under the “Service Providers—Fund Managers” section of the Prospectuses.

This Supplement should be retained with your Prospectuses for future reference.

VLCVPMSTK 12-11